UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2025

SOMNIGROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky 40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	SGI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Underwriting Agreement

On May 12, 2025, Somnigroup International Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs & Co. LLC, as underwriter (the “Underwriter”), and the former majority shareholder of Mattress Firm Group Inc., which shareholder is a subsidiary of IBEX Topco B.V. (the “Selling Stockholder”). The Underwriting Agreement relates to the sale of 15,376,743 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, by the Selling Stockholder, subject to and upon the terms and conditions set forth therein. On May 13, 2025, the Selling Stockholders sold the Shares to the Underwriter pursuant to the Underwriting Agreement. The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to an automatically effective registration statement on Form S-3 (File No. 333-285423) previously filed by the Company with the Securities and Exchange Commission. The Company did not issue or sell any shares of its common stock in that transaction and will not receive any proceeds from the sale of the Shares by the Selling Stockholder.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The opinion of Cleary Gottlieb Steen & Hamilton LLP, relating to the validity of the Shares, is filed as Exhibit 5.1 hereto.

Press Releases

On May 12, 2025, the Company issued a press release announcing the launch of the offering of the Shares and a press release announcing the pricing of the offering of the Shares. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 12, 2025, by and among Somnigroup International Inc., Goldman Sachs & Co. LLC and the Selling Stockholder named therein.
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included as part of Exhibit 5.1).
99.1	Press release announcing the launch of the offering of the Shares, dated May 12, 2025.
99.2	Press release announcing the pricing of the offering of the Shares, dated May 12, 2025.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025

Somnigroup International Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer